UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/10/2006

Atlas Pipeline Holdings, L.P.
(Exact name of registrant as specified in its charter)

Commission File Number:  1-32953

Delaware	43-2094238
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

311 Rouser Road
Moon Township, PA 19809
(Address of principal executive offices, including zip code)

412-262-2830
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be included in the report

Item 1.01.    Entry into a Material Definitive Agreement

The Compensation Committee of Atlas America, Inc. adopted forms of employee phantom unit agreement, non-employee manager phantom unit agreement and option agreement to evidence unit awards which may be made pursuant to the Atlas Pipeline Holdings, L.P. Long-Term Incentive Plan.

Item 9.01.    Financial Statements and Exhibits

(d) The exhibits furnished as part of this Current Report on Form 8-K are identified in the Exhibit Index immediately following the signature page of this report. Such Exhibit Index is incorporated herein by reference.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Pipeline Holdings, L.P.

Date: November 14, 2006	By:	/s/ Lisa Washington
Lisa Washington
Chief Legal Officer and Secretary of the general partner

Exhibit Index

Exhibit No.	Description
EX-10.1	Form of Employee Phanton Unit Agreement
EX-10.2	Form of Non-employee Manager Phantom Unit Agreement
EX-10.3	Form of Non-qualified Option Grant